EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                             AS OF FEBRUARY 2, 2002

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Name                                             Jurisdiction of Incorporation
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ABG Corp.                                        Nevada
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Babiesrus.com, LLC                               Delaware
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Baby Superstore, Inc.                            South Carolina
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Geoffrey, Inc.                                   Delaware
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Geoffrey International, Inc.                     Delaware
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Imaginarium.com, LLC                             Delaware
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MLK, Inc.                                        Missouri
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MMT, Inc.                                        Utah
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Toysrus.comassetholdco, LLC                      Delaware
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Toysrus.comdc, LLC                               Delaware
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Toysrus.com, Inc.                                Delaware
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Toysrus.com, LLC                                 Delaware
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Toys "R" Us - Belgium, Inc.                      Delaware
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Toys "R" Us - Delaware, Inc.                     Delaware
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Toys "R" Us - Mass, Inc.                         Massachusetts
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Toys "R" Us - NY/Texas Holdings, Inc.            Delaware
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Toys "R" Us - NY LLC                             New York
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Toys "R" Us - Ohio, Inc.                         Delaware
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Toys "R" Us - Penn, Inc.                         Pennsylvania
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Toys "R" Us-Services, Inc.                       Delaware
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Toys "R" Us - Texas LLC                          Delaware
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Toys "R" Us - Value, Inc.                        Arkansas
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TRU Belgium Holdings II, Inc.                    Delaware
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TRU Data Services, Inc.                          Delaware
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TRU Foreign Sales Corporation                    California
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TRU Gulf Services, Inc.                          Delaware
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TRU, Inc.                                        Delaware
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TRU Investments, Inc.                            Delaware
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TRU - LSM Redevelopment Corporation              Missouri
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TRU Netherlands Holdings I, Inc.                 Delaware
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TRU Netherlands Holdings II, Inc.                Delaware
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TRU Penn Properties Holdings, Inc.               Delaware
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TRU Penn Properties Trust                        Pennsylvania
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TRU Properties Holdings, Inc.                    Delaware
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TRU Properties, Inc.                             Delaware
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TRU (Vermont), Inc.                              Vermont
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Toys "R" Us (Australia) Pty, Ltd.                Australia
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Toys "R" Us (Head Office) Pty. Ltd.              Australia
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Name                                             Jurisdiction of Incorporation
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Toys "R" Us (Wholesale) Pty. Ltd.                Australia
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TRU (Aust) Superannuation Pty. Ltd.              Australia
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Toys "R" Us Handelsgesellschaft m.b.H.           Austria
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TRU (Barbados), Ltd.                             Barbados
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Toys "R" Us - Belgium SCA                        Belgium
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Toys "R" Us (Canada) Ltd.                        Ontario, Canada
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TRU (Cayman Islands) Limited                     Cayman Islands
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TRU (Cayman Islands) Investments LLC             Cayman Islands
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Toys "R" Us A/S                                  Denmark
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Toys "R" Us S.A.R.L.                             France
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Toys "R" Us GmbH                                 Germany
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Toys "R" Us Logistik GmbH                        Germany
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Toys "R" Us Operations GmbH                      Germany
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TRU (HK) Limited                                 Hong Kong
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IOCA Limited                                     Ireland
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Toysrus.com (Japan) Ltd.                         Japan
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Toys (Labuan) Ltd.                               Malaysia (Labuan)
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Sumus Nos Limited                                Mauritius
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Toys "R" Us (Netherlands), B.V.                  Netherlands
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TRU (Netherlands) Investments B.V.               Netherlands
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Toys R Us Portugal, Limitada                     Portugal
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TRU of Puerto Rico, Inc.                         Puerto Rico
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Toys R Us, Iberia, S.A.                          Spain
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Toys "R" Us, Aktiebolag                          Sweden
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Toys R Us AG                                     Switzerland
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Toys "R" Us Holdings PLC                         United Kingdom
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Toys `R' Us Holdings (UK) Limited                United Kingdom
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Toys "R" Us (IFSC) Unlimited                     United Kingdom
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Toys "R" Us Limited                              United Kingdom
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Toys "R" Us Properties Limited                   United Kingdom
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Tru Toys (UK) Limited                            United Kingdom
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